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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: February 18, 1998


                    PROFESSIONAL BENEFITS INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-22344



         Texas                                  74-2072535
(State or other jurisdiction of              (I.R.S. employer
incorporation)                               identification number)



                    10835 Rockley Road, Houston, Texas 77099
          (Address of principal executive offices, including ZIP code)


                                  281/721-1800
              (Registrant's telephone number, including area code)

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                    PROFESSIONAL BENEFITS INSURANCE COMPANY

                                    FORM 8-K


          Item 3    -     BANKRUPTCY OR RECEIVERSHIP

                 On February 18, 1998, the Commissioner of Insurance of the State of Texas issued an official order creating a state of conservatorship and appointing a conservator over the affairs and property of Professional Benefits Insurance Company. The name of the conservator is Neal Rockhold and he was appointed on the date of the order.

          Item 7    -     FINANCIAL STATEMENTS AND EXHIBITS

                 Exhibit 99.1 Confidential Order Creating State of Conservatorship and Appointment of Conservator by Consent


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PROFESSIONAL BENEFITS INSURANCE COMPANY


                                  By: /s/ JERRY D. CAMPBELL
                                     -----------------------------------
                                  Name:   Jerry D. Campbell
                                       ---------------------------------
                                  Title:  Vice President
                                        --------------------------------

Dated:    March 4, 1998








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                               INDEX TO EXHIBITS


EXHIBIT NO.                     DESCRIPTION
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
   99.1          Confidential Order Creating State of Conservatorship and
                 Appointment of Conservator by Consent